Exhibit 99a

CompuMed, Inc. Elects To Deregister As SEC Reporting Company to Reduce Operating Costs
Company Shares Continue To Trade on Pink Sheets

Los Angeles —March 21, 2011--CompuMed, Inc. (OTCQB:CMPD) (http://www.compumed.net) announced today that the Company intends to voluntarily file a Form 15 with the Securities and Exchange Commission (SEC) on or about March 25, 2011, to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company is eligible to deregister by filing a Form 15 because it has fewer than 500 common stock shareholders of record.

The Company's Board of Directors authorized the deregistration from the SEC of the Company's common stock. The Board concluded that the consequences of remaining an SEC-reporting company, which includes significant costs associated with regulatory compliance, outweighed the current benefits of public company status. Among the factors considered were (i) the costs, both direct and indirect, incurred by the Company each year in connection with the preparation and filing of periodic reports and forms with the SEC; (ii) estimated annual savings of approximately $330,000 in audit and legal fees, Sarbanes-Oxley Section 404 documentation and testing, Board of Directors fees and public company reporting and filing fees; (iii) the estimated benefit to EBITDA and net income or loss as a result of cost savings associated with a reduction in regulatory filings and Sarbanes-Oxley compliance related matters; (iv) the benefit of allowing senior management to spend less time with SEC report and form preparation enabling them to devote greater attention to the Company's revenue bearing sales and marketing activities and long-term financial performance; (v) the reduction in the amount of public information available to competitors; (vi) the value that the public markets are applying to the Company; (viii) the lack of institutional investor interest and analyst coverage; and (ix) the thinly traded nature of the Company's common stock on the OTCBB that resulted in its stock being moved to the Pink Sheets. In reaching this decision, management and the Board of Directors of the Company further consulted with certain large shareholders, under confidentiality agreements, to help assess the advantages and disadvantages of such SEC deregistration.

Maurizio Vecchione, President & CEO, said, "With completion of an agreement with our strategic partner, concurrently announced today, we believe our telemedicine business has an opportunity to scale up significantly.  However, doing so will require us to focus our resources on securing a leadership position in the marketplace. The deregistering will improve our cash flow, allowing us to effectively pursue this growth. “

Mark Stolper, Chairman of Board of CompuMed, added, “We are taking this important step with our shareholders' interests in mind.  The burden of reporting under the Exchange Act, and in recent years the added burden of Sarbanes-Oxley, have substantially increased compliance costs for small companies such as CompuMed.  After careful consideration, the Company believes that by deregistering its common stock, it will be able to reallocate significant resources towards improving growth and profitability.  We believe that by utilizing the Pink Sheets platform, material savings can be achieved while still providing reliable information to our shareholders.”

Additionally, the Board of Directors has authorized a share repurchase program of up to 100,000 shares of the Company’s common stock. The Company’s share repurchase program is subject to certain market rules and volume limitations.  Repurchases may occur from time to time in the open market or through private transactions, subject to market conditions, working capital requirements, general business conditions and other factors, including alternative investment opportunities.

Upon filing the Form 15, CompuMed’s obligation to file certain reports with the SEC, including Forms 10-KSB, 10-QSB and 8-K, will immediately be suspended, and accordingly, CompuMed does not intend to file its Form 10Q with the SEC for the quarter that will end March 31, 2011.

The Company is committed to providing periodic financial statements to its shareholders after it suspends its SEC reporting obligations. The Company plans to post quarterly and year-end financial statements, consisting of a balance sheet, income statement, cash flow statement, statement of changes in shareholders’ equity and financial notes on the Company’s website or through the OTC Disclosure and News Service. The Company will have annual meetings of shareholders and provide notice to shareholders of such meetings. Finally, the Company will use its best efforts to ensure that market makers may trade its stock on the Pink Sheets.

Unrelated to the decision to deregister, effective on or about February 17th, 2011, the Company had its stock quotation moved from the OTC Bulletin Board (the “OTCBB”) to the OTCQB, a new electronic interdealer quotation system created by OTC Markets Group, Inc. (formerly Pink Sheets). The move to the OTCQB was the result of market makers choosing to shift their orders to the OTCQB in order to avoid certain OCTBB participation fees. These participation fees, which are based on the number of positions during a given month, have made it challenging for market maker firms to maintain OTCBB markets in a large number of stocks that are thinly traded.

The result of the market makers shifting their orders to the OTCQB was that the Company no longer had a sufficient number of market makers providing quotes on the Company's common stock on the OTCBB per a continuing listing standard test.  As a result, the Company was deemed to be deficient in maintaining its listing on the OTCBB pursuant to Rule 15c2-11.

The Company has received a commitment from at least one market maker that a market will continue to be made on the Pink Sheets following SEC deregistration. The Company intends to continue to meet the requirements of a “Current Information” filer under the Pink Sheets, and as a result, will continue to report quarterly and annual financial statements as required by the Pink Sheets.  Pink Sheets eligibility requirements do not require the Company to be a reporting Company with the SEC.

About CompuMed

CompuMed, Inc. (OTCQB: CMPD) develops and markets products and services that combine advanced imaging with medical informatics. Its focus is on analysis and remote monitoring for patients with cardiovascular and musculoskeletal diseases. The company has specialized expertise and intellectual property in telemedicine, telemonitoring imaging and analysis designed to improve healthcare provider workflow and patient care while reducing costs. CompuMed is headquartered in Los Angeles and distributes its products worldwide both directly and through OEM partners. Visit CompuMed at www.compumed.net and follow on Twitter @compumed and on Facebook at Compumed Inc.

Forward Looking Statements

Statements contained in this press release that are not historical facts, such as statements about prospective earnings, savings, revenue, operations, revenue and earnings growth, results of contracts and other financial results, are forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements including statements concerning the Company's plans, objectives, expectations and intentions are based largely on management's expectations and are subject to and qualified by risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These statements are subject to uncertainties and risks including, without limitation, competitive factors, outsourcing trends in the pharmaceutical industry, product and service demand and acceptance, changes in technology, ability to raise capital, the availability of appropriate acquisition candidates and/or business partnerships, economic conditions, the impact of competition and pricing, capacity and supply constraints or difficulties, government regulation and other risks identified in the Company's filings with the Securities and Exchange Commission including its Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB. All such forward-looking statements are expressly qualified by these cautionary statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect events, conditions or circumstances on which any such statement is based after the date hereof, except as required by law.

Press Contact:
Susan Tellem, APR, RN
Tellem Worldwide
+1 310-313-3444
stellem@tellem.com